Consolidated Balance Sheets - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Current assets:
Cash and cash equivalents	$ 129,404	$ 10,122
Prepaid expenses and other assets	5,438	4,110
Total current assets	134,842	14,232
Property and equipment, net	355	363
Total assets	135,197	14,595
Current liabilities:
Accounts payable	3,196	1,229
Accrued expenses and other liabilities	6,189	4,322
Total current liabilities	9,385	5,551
Total liabilities	9,385	5,551
Commitments and contingencies (see Note 11)
Shareholders’ equity:
Ordinary shares, £0.01 nominal value; 100,000,000 and 70,000,000 shares authorized as of December 31, 2017 and 2016, respectively; 28,904,714 and 12,545,314 shares issued and outstanding at December 31, 2017 and 2016, respectively	1
Additional paid-in capital	185,943	43,478
Accumulated other comprehensive income (loss)	1,890	(2,098)
Accumulated deficit	(62,022)	(32,336)
Total shareholders’ equity	125,812	9,044
Total liabilities and shareholders’ equity	$ 135,197	$ 14,595